SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 27, 2012
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CUSTOMERS BANCORP, INC.
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	333-166225	27-2290659
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1015 Penn Avenue
Suite 103
Wyomissing PA 19610

Registrant's telephone number, including area code:  (610) 933-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Customers Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on June 27, 2012 for the purpose of considering and acting upon the below proposals. A total of 8,503,541 shares were outstanding and entitled to vote at the Annual Meeting, of which 4,987,903 shares were voted.

1.	To elect one Class I director of the Company to serve a three-year term.

The shareholders of the Company elected Jay S. Sidhu as a Class I director to serve a three year term expiring in 2015 by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Jay S. Sidhu	4,913,760	19,287	54,856

The following additional directors continued in office after the Annual Meeting: John R. Miller, Daniel K. Rothermel, T. Lawrence Way, and Steven J. Zuckerman.

2.	To approve and ratify the Amendment and Restatement of the Customers Bancorp, Inc. Amended and Restated 2004 Incentive Equity and Deferred Compensation Plan.

The shareholders of the Company approved and ratified the Amendment and Restatement of the Customers Bancorp, Inc. Amended and Restated 2004 Incentive Equity and Deferred Compensation Plan by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,646,873	285,228	946	54,856

3.
To approve and ratify an amendment to the Company’s Amended and Restated Articles of Incorporation to provide that Subchapter G - Control Share Acquisitions - of the Pennsylvania Business Corporation Law shall not be applicable to the Company.

The shareholders of the Company approved and ratified the amendment to the Company’s Amended and Restated Articles of Incorporation to provide that Subchapter G - Control Share Acquisitions - of the Pennsylvania Business Corporation Law shall not be applicable to the Company by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,905,650	26,981	416	54,856

4.	To approve a non-binding advisory vote on executive officer compensation (“say-on-pay”).

The shareholders of the Company approved the say-on pay proposal by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,651,301	279,430	2,316	54,856

5.	To approve a non-binding advisory vote on the frequency of the advisory vote on executive officer compensation in future years (“say-on-frequency”).

The shareholders of the Company approved the say-on frequency proposal by the following vote:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
1,035,636	2,463	3,875,795	19,153

The Company has decided, in light of the results of the say-on-frequency vote, that the Company will include a shareholder vote on executive officer compensation in its proxy material every three (3) years until the next shareholder say-on-frequency vote.

6.	To ratify the appointment of ParenteBeard LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.

The shareholders of the Company ratified the appointment of ParenteBeard LLC as the independent registered public accounting firm for the fiscal year ending December 31, 2012 by the following vote:

FOR	AGAINST	ABSTAIN
4,977,819	5,070	5,014

Item 8.01.  Other Events.

As discussed in Item 5.07 above, on June 27, 2012, the shareholders of the Company approved and ratified an amendment to the Company’s Amended and Restated Articles of Incorporation to provide that Subchapter G - Control Share Acquisitions - of the Pennsylvania Business Corporation Law shall not be applicable to the Company.  Attached hereto as Exhibit 3.1 and incorporated by reference herein are the Articles of Amendment that were filed with the Pennsylvania Department of State.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

Exhibit 3.1	Articles of Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Thomas R. Brugger
Name: Thomas R. Brugger
Title: Executive Vice President
and Chief Financial Officer

Date: July 2, 2012

EXHIBITS INDEX

Exhibit	Description

Exhibit 3.1	Articles of Amendment